UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2017

WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 West Higgins Road Rosemont, Illinois		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 939-9000

N/A
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Wintrust Financial Corporation (the "Company") held its 2017 Annual Meeting of the Shareholders (the "Annual Meeting") on May 25, 2017. At the Annual Meeting, the Company’s shareholders (i) elected all twelve of the Company’s director nominees, (ii) approved an advisory (non-binding) proposal approving the Company’s 2016 executive compensation as described in the Company’s proxy statement, (iii) approved an advisory (non-binding) basis proposal approving the frequency of future shareholder advisory votes on executive compensation, and (iii) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2017. The results of the vote at the Annual Meeting were as follows:

Proposal No. 1 — Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter D. Crist	44,696,073	631,889	30,346	3,086,882
Bruce K. Crowther	44,766,926	561,239	30,143	3,086,882
William J. Doyle	45,226,469	71,376	60,463	3,086,882
Zed S. Francis III	45,223,687	73,818	60,803	3,086,882
Marla F. Glabe	45,150,316	147,431	60,561	3,086,882
H. Patrick Hackett, Jr.	45,278,326	51,136	28,846	3,086,882
Scott K. Heitmann	45,252,352	77,130	28,826	3,086,882
Christopher J. Perry	45,284,463	45,032	28,813	3,086,882
Ingrid S. Stafford	44,920,319	410,706	27,283	3,086,882
Gary D. “Joe” Sweeney	45,197,562	100,353	60,393	3,086,882
Sheila G. Talton	44,889,714	439,312	29,282	3,086,882
Edward J. Wehmer	45,269,228	59,089	29,991	3,086,882

Proposal No. 2 — Advisory Vote on 2016 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,758,644	431,909	167,755	3,086,882

Proposal No. 3 — Advisory Vote on the frequency of future shareholder advisory votes on executive compensation

Every One Year	Every Two Years	Every Three Years	Abstentions
35,031,810	70,289	10,183,181	73,028

Proposal No. 4 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,574,732	834,030	36,428	—

Item 5.03.	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Additionally on May 25, 2017, the Board of Directors of the Company amended the Company’s Amended and Restated By-Laws, effective immediately. The amendment decreases the size of the Board of Directors from thirteen (13) directors to twelve (12) directors. The Company’s Amended and Restated By-Laws, as amended, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01.	Other Events.

     On May 25, 2017, the Company's Board of Directors elected H. Patrick Hackett, Jr. to serve as non-executive Chairman of the Board of Directors. Peter D. Crist completed his ninth year of service as non-executive Chairman at the Annual Meeting and thus, per the Company's Corporate Governance Guidelines, was ineligible for re-election as non-executive Chairman of the Board of Directors following the Annual Meeting. Mr. Crist will continue to serve as a member of the Company's Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.2	Amended and Restated By-laws of Wintrust Financial Corporation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

By:	/s/Kathleen M. Boege
Kathleen M. Boege
Executive Vice President, General Counsel and Corporate Secretary

Date: May 26, 2017

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